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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  June 28, 1996



                    First Alliance Mortgage Loan Trust 1996-2
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


                                                                             APPLICATION
             California                          33-99604                      PENDING
- ------------------------------------------  -------------------    ----------------------------------

   (State or Other Jurisdiction of           (Commission File              (I.R.S. Employer
           Incorporation)                         Number)                 Identification No.)


      c/o Bankers Trust Company                                                  92714
         of California, N.A.                                       ----------------------------------
      3 Park Plaza, 16th Floor                                                (Zip Code)
         Irvine, California
- -----------------------------------------
Address of Principal Executive Offices)



        Registrant's telephone number, including area code (714) 550-6800
                                                           ---------------
                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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



Item 2.  Acquisition or Disposition of Assets
         ------------------------------------
Description of the Conveyance of Subsequent Mortgage Loans

         On June 28, 1996, First Alliance Mortgage Loan Trust 1996-2 (the "Trust") acquired $15,172,271 of Subsequent Mortgage Loans pursuant to the terms of the Pooling and Servicing Agreement dated as of June 1, 1996, between First Alliance Mortgage Company, as Company and Servicer (the "Company") and Bankers Trust Company of California, N.A., in its capacity as Trustee, and the Subsequent Transfer Agreement among the Company and the Trust, as purchaser, dated June 28, 1996. The Subsequent Mortgage Loans possess the characteristics required by the Prospectus dated June 10, 1996 and the Prospectus supplement dated June 10, 1996, filed pursuant to Rule 424(b)(5) of the Act on June 18, 1996. The Schedule of Subsequent Mortgage Loans is attached to the Subsequent Transfer Agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------
(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:

         10.1 Subsequent Transfer Agreement dated as of June 28, 1996 among First Alliance Mortgage Company, as the Company and as Servicer and First Alliance Mortgage Loan Trust 1996-2 as the Purchaser.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    By:   FIRST ALLIANCE MORTGAGE COMPANY, as
                                             Company


                                             By:  /s/Brian Chisick
                                                 ---------------------
                                                 Name: Brian Chisick
                                                 Title: President


Dated:  July 12, 1996